UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 4, 2007

Neurocrine Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-22705	33-0525145
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

12790 El Camino Real
San Diego, California	92130
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (858) 617-7600
Not Applicable.
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 1.02 Termination of a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3

Item 1.01 Entry into a Material Definitive Agreement.
     On December 4, 2007, we closed the sale of our facility and associated real property for a purchase price of $109 million pursuant to the purchase agreement and escrow instructions dated October 30, 2007, as amended, between us, our affiliate Science Park Center, LLC, and DMH Campus Investors, LLC (as successor-in-interest to Veralliance Properties, Inc.). A copy of the purchase agreement and escrow instructions were filed as Exhibit 10.3 to our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 2, 2007. A copy of the fifth amendment to the purchase agreement and escrow instructions is attached as Exhibit 10.1 hereto and is incorporated herein by reference.
     Upon the closing of the sale of our facility and associated real property, we entered into a lease agreement with DMH Campus Investors, whereby we will lease back the facility for an initial term of 12 years and retain certain options to repurchase the facility and associated real property. In lieu of a cash security deposit under the lease agreement, Wells Fargo Bank, N.A. issued on our behalf a letter of credit in the amount of $5.7 million. Copies of the lease and letter of credit are attached as Exhibits 10.2 and 10.3 hereto, respectively, and are incorporated herein by reference.
Item 1.02 Termination of a Material Definitive Agreement.
     In connection with the closing of the sale of our facility and associated real property as described in Item 1.01 hereof, the following agreements related to our prior acquisition of our facility and the associated mortgage loan were terminated on or about December 4, 2007: (i) the promissory note of Science Park Center in the principal amount of $49.5 million held by Morgan Stanley Mortgage Capital Inc., and (ii) the related deed of trust, assignment of leases and rents, security agreement and fixture filing executed by Science Park Center for the benefit of Morgan Stanley.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Number	Description

10.1	Fifth Amendment to Purchase Agreement and Escrow Instructions dated December 3, 2007, among Neurocrine Biosciences, Inc., Science Park Center LLC and DMH Campus Investors, LLC.

10.2	Lease dated December 4, 2007, between Neurocrine Biosciences, Inc. and DMH Campus Investors, LLC.

10.3	Letter of Credit dated December 3, 2007, issued by Wells Fargo Bank, N.A. for the benefit of DMH Campus Investors, LLC.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROCRINE BIOSCIENCES, INC.
By:	/s/ Timothy P. Coughlin
Timothy P. Coughlin
Vice President and Chief Financial Officer

Date: December 7, 2007

EXHIBIT INDEX

Number	Description

10.1	Fifth Amendment to Purchase Agreement and Escrow Instructions dated December 3, 2007, among Neurocrine Biosciences, Inc., Science Park Center LLC and DMH Campus Investors, LLC.

10.2	Lease dated December 4, 2007, between Neurocrine Biosciences, Inc. and DMH Campus Investors, LLC.

10.3	Letter of Credit dated December 3, 2007, issued by Wells Fargo Bank, N.A. for the benefit of DMH Campus Investors, LLC.